SEI INSTITUTIONAL INVESTMENTS TRUST

World Select Equity Fund
(the "Fund")

Supplement Dated April 15, 2025
to the Prospectus (the "Prospectus"), dated September 30, 2024, as amended on November 5, 2024, December 16, 2024, January 22, 2025, February 18, 2025 and February 26, 2025 and to the Statement of Additional Information (the "SAI"), dated September 30, 2024, as amended on November 5, 2024, December 16, 2024, January 22, 2025, February 18, 2025 and February 26, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

Liquidation of the World Select Equity Fund

The Board of Trustees (the "Board") of SEI Institutional Investments Trust (the "Trust") has approved a plan of liquidation ("Plan of Liquidation") for the World Select Equity Fund, a series of the Trust. The decision to liquidate was based on SEI Investments Management Corporation's (the "Adviser") assessment of current market conditions and investor needs. After careful consideration of the Adviser's recommendation, the Board determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund. Each shareholder will receive its pro rata portion of the Fund's liquidation proceeds. Pursuant to the terms of the Plan of Liquidation, the liquidation proceeds of the Fund will be distributed to shareholders on or about May 15, 2025 (the "Liquidation"). Shareholder approval of the Plan of Liquidation is not required.

In anticipation of the Liquidation, the Fund will stop accepting purchases into the Fund as of the date of this supplement. Thereafter, the Fund will begin its process of winding up and liquidating its portfolio assets as soon as reasonably practicable. As a result, the Fund may not be managed in accordance with its stated investment strategy and may deviate from its investment policies going forward, pending the distribution of the liquidation proceeds.

The Adviser will be available to consult with the current shareholders of the Fund regarding alternative investments. As is the case with other redemptions, each shareholder's redemption, including any mandatory redemption, will constitute a taxable disposition of shares for shareholders who are subject to taxation. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1596 (04/25)